MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.



FUND LOGO



Annual Report

October 31, 2000



MuniYield New Jersey Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and New Jersey income taxes.

This report, including the financial information here-in, is transmitted to shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIYIELD NEW JERSEY INSURED FUND, INC.

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield New Jersey Insured Fund, Inc., October 31, 2000


DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.805 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.77%, based on a month-end net asset value of $13.96 per share. During the same period, the total investment return on the Fund's Common Stock was +10.27%, based on a change in per share net asset value from $13.48 to $13.96, and assuming reinvestment of $0.808 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +7.74%, based on a change in per share net asset value from $13.35 to $13.96, and assuming reinvestment of $0.403 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.77%.


The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25% - 9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
During the six months ended October 31, 2000, our decision to maintain a fully invested position produced solid returns for shareholders as the tax-exempt bond market rebounded from depressed levels. We took steps earlier in the year to lower the Fund's duration, which decreased the Fund's sensitivity to interest rate fluctuations and may also have reduced its total return; however, a renewed focus on strategies designed to enhance the Fund's dividend income appear to have compensated for the difference in market appreciation.

The very competitive distribution yield provided to shareholders remains the Fund's most appealing attribute especially within the context of its conservative investment parameters. As an insured portfolio, more than 80% of the Fund's investments carry bond insurance and, consequently, receive the highest rating from at least one of the nationally recognized rating agencies. Overall, 88.8% of the securities held by the portfolio are rated in the top two rating categories. This emphasis on quality proved especially beneficial in recent months as credit spreads have remained under pressure, causing valuations of lower-quality securities to lag the overall market.

The technical backdrop for New Jersey municipal issuance has remained favorable, supported by strong demand from individual investors and reduced supply. New Jersey issuance has plummeted 32% from year-ago levels compared to an 8% decline in overall municipal new-issue volume for the last six months. While this dynamic has contributed to strong performance for this sector relative to the general market, reduced volume both in terms of new and seasoned issues hampered our ability to successfully implement certain aspects of portfolio strategy. With year end approaching, these challenges seem unlikely to abate soon; however, issuance could possibly accelerate during the first and second quarters of 2001, providing a more flexible environment for managing the portfolio.


MuniYield New Jersey Insured Fund, Inc., October 31, 2000


New Jersey continues to exhibit solid credit fundamentals as the state's financial profile remains healthy in the wake of robust economic conditions. General Fund revenue collections rose 12.5% during fiscal year 1999, while the rate of increase in expenditures was kept slightly below 2%. This marks the second consecutive year of running an operating surplus, which, in conjunction with a flush Rainy Day Fund and a moderate debt burden, demonstrates the conservative approach to managing the state's finances. The state legislature recently passed an $8.6 billion bill for school construction, which is expected to be financed largely through bonds issued by the Economic Development Authority. Although not general obligation debt of the state, this new financing will, for practical purposes, be considered annual appropriation backed obligations. The ensuing increase in the state's debt service burden bears watching insofar as a less favorable economic environment may limit budget flexibility in subsequent years.

The Fund's cost of borrowing remained relatively stable through-out the October period, reflecting the pause in Federal Reserve Board policy actions since May. Long-term tax-exempt interest rates, as previously noted, have declined modestly, causing the municipal yield curve to flatten. While this flattening reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the Treasury curve, the municipal yield curve remains positively sloped. Historical analysis of the municipal yield curve demonstrates this resiliency throughout a number of economic cycles. Furthermore, with expectations mounting that monetary policy may soon become less restrictive, the benefits of leverage could well increase as short-term interest rates decline in response, effectively lowering market rates on the Fund's outstanding Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and
Portfolio Manager


December 1, 2000



SCHEDULE OF INVESTMENTS                                                                        (in Thousands)
                    S&P      Moody's    Face
STATE              Ratings   Ratings   Amount  Issue                                                      Value
New Jersey--94.3%   AAA      Aaa     $ 2,875   Cape May County, New Jersey, Industrial Pollution Control
                                               Financing Authority Revenue Bonds (Atlantic City Electric
                                               Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)     $  3,136

                    AAA      Aaa       3,010   Carteret, New Jersey, Board of Education, COP,
                                               6.75% due 10/15/2004 (d)(e)                                      3,302

                    AAA      Aaa       1,000   Carteret, New Jersey, Board of Education, COP,
                                               Refunding, 4.75% due 4/15/2019 (d)                                 911

                    NR*      Aaa       2,500   Delaware River Port Authority of Pennsylvania and New Jersey
                                               Revenue Bonds, RIB, Series 396, 7.44% due 1/01/2019 (c)(f)       2,777

                                               East Orange, New Jersey, Board of Education, COP (c):
                    AAA      Aaa       1,000      5.30%** due 2/01/2024                                           265
                    AAA      Aaa       2,845      5.28%** due 8/01/2024                                           732
                    AAA      Aaa       1,845      5.36%** due 8/01/2027                                           397
                    AAA      Aaa       2,850      5.38%** due 2/01/2028                                           595

                    AAA      Aaa       1,120   Essex County, New Jersey, Improvement Authority,
                                               Parking Facility Revenue Bonds, 6.20% due 7/01/2002 (d)(e)       1,162

                    BBB      NR*       2,000   Gloucester County, New Jersey, Improvement Authority, Solid
                                               Waste Resource Recovery Revenue Refunding Bonds (Waste
                                               Management Inc. Project), Series A, 6.85% due 12/01/2029         2,068

                    AAA      Aaa       3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority,
                                               Sewer Revenue Refunding Bonds, 6.20% due 8/01/2019 (d)           3,750

                    AAA      Aaa       7,600   Hudson County, New Jersey, COP, Refunding (Correctional
                                               Facilities), 6.60% due 12/01/2021 (d)                            7,922

                    AAA      NR*       8,250   Hudson County, New Jersey, Improvement Authority, Facility
                                               Lease Revenue Refunding Bonds (Hudson County Lease Project),
                                               5.375% due 10/01/2024 (b)                                        8,113

                    AAA      Aaa       3,750   Jersey City, New Jersey, Sewer Authority, Sewer Revenue
                                               Refunding Bonds, 6.25% due 1/01/2014 (a)                         4,179

                    AAA      Aaa       1,475   Monmouth County, New Jersey, Improvement Authority, Revenue
                                               Refunding Bonds (Pooled Governmental Loan), 4.75% due
                                               12/01/2014 (a)                                                   1,395

                    BBB-     NR*       1,000   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship
                                               Village), Series C, 5.50% due 1/01/2028                            775

                                               New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                               (Fellowship Village), Series A:
                    BBB-     NR*       1,700      5.50% due 1/01/2018                                           1,396
                    BBB-     NR*       2,000      5.50% due 1/01/2025                                           1,569

                    NR*      Aaa       3,000   New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                               Bonds (NUI Corporation), RIB, Series 371, 8.19% due
                                               10/01/2022 (a)(f)                                                3,336


Portfolio
Abbreviations


To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax
      (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
M/F   Multi-Family
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS (concluded)                                                            (in Thousands)
                    S&P      Moody's    Face
STATE              Ratings   Ratings   Amount  Issue                                                      Value
New Jersey                                     New Jersey EDA, Revenue Bonds:
(concluded)         AAA      Aaa     $ 2,305      (Educational Testing Service), Series B,
                                                  6.125% due 5/15/2005 (d)(e)                                $  2,487

                    NR*      Aaa       6,000      (Saint Barnabas Medical Center), Series A,
                                                  6.23%** due 7/01/2019 (d)                                     2,109

                    AAA      Aaa       9,080      (Transportation Project Sublease), Series A,
                                                  5.875% due 5/01/2014 (c)                                      9,605
                                               New Jersey EDA, Revenue Refunding Bonds:

                    AAA      Aaa       4,000      (Educational Testing Service), Series A, 4.75%
                                                  due 5/15/2018 (d)                                             3,655

                    AAA      Aaa       2,835      (RWJ Health Care Corporation), 6.50% due 7/01/2024 (c)        3,040

                    AAA      Aaa       1,150   New Jersey EDA, State Contract Revenue Bonds
                                               (Economic Recovery), Series A, 6% due 3/15/2021 (c)              1,178

                    NR*      Aaa       2,535   New Jersey EDA, Water Facilities Revenue Bonds, RIB,
                                               AMT, Series 417, 9.09% due 11/01/2034 (b)(f)                     2,877

                                               New Jersey EDA, Water Facilities Revenue Refunding
                                               Bonds (United Water of New Jersey Inc. Project), VRDN (a)(g):
                    A1+c     VMIG1++     500      Series A, 4.55% due 11/01/2026                                  500
                    A1+c     VMIG1++   1,400      Series B, 4.60% due 11/01/2025                                1,400

                    A+       A1        2,000   New Jersey Health Care Facilities Financing
                                               Authority Revenue Bonds (Robert Wood Johnson
                                               University Hospital), 5.75% due 7/01/2025                        1,964

                                               New Jersey Health Care Facilities Financing Authority,
                                               Revenue Refunding Bonds:
                    BBB-     Baa3      1,200      (Englewood Hospital and Medical Center), 6.70%
                                                  due 7/01/2015                                                 1,082
                    AAA      Aaa       4,000      (Hackensack University Medical Center),
                                                  Series B, 5.20% due 1/01/2028 (d)                             3,762
                    BBB+     NR*       1,800      (Holy Name Hospital), 6% due 7/01/2025                        1,582
                    AAA      Aaa       2,500      (Meridian Health System Obligation Group),
                                                  5.25% due 7/01/2019 (c)                                       2,422
                    AAA      Aaa       2,500      (Meridian Health System Obligation Group),
                                                  5.375% due 7/01/2024 (c)                                      2,426
                    AAA      Aaa       1,750      (Saint Barnabas Health Obligated Group),
                                                  Series B, 5% due 7/01/2024 (d)                                1,599
                    AAA      Aaa       2,710      (Saint Barnabas Hospital), Series B, 5.09%**
                                                  due 7/01/2019 (d)                                               941
                    AAA      Aaa       1,110      (Saint Barnabas Hospital), Series B, 5.10%**
                                                  due 7/01/2020 (d)                                               361
                    BBB-     Baa3      4,000      (Saint Elizabeth Hospital Obligation Group),
                                                  6% due 7/01/2024 (d)                                          3,459

                    AAA      Aaa       2,000   New Jersey Sports and Exposition Authority
                                               Convention Center, Luxury Tax Revenue Bonds,
                                               Series A, 6.60% due 7/01/2002 (d)(e)                             2,107

                    AA+      Aaa       1,990   New Jersey State Educational Facilities Authority
                                               Revenue Bonds (Institute of Advanced
                                               Study), Series G, 5% due 7/01/2018                               1,891

                    AA+      Aa1       2,590   New Jersey State, GO, 4.50% due 2/01/2016                        2,325

                    AAA      Aaa      10,000   New Jersey State Higher Education Assistance Authority, Student
                                               Loan Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)       9,750

                                               New Jersey State Housing and Mortgage Finance Agency,
                                               Home Buyer Revenue Bonds, AMT (d):
                    AAA      Aaa       3,150      Series CC, 5.80% due 10/01/2020                               3,149
                    AAA      Aaa       2,840      Series M, 7% due 10/01/2026                                   2,993

                    AAA      Aaa       2,750   New Jersey State Housing and Mortgage Finance
                                               Agency, M/F Housing Revenue Refunding Bonds, Series A,
                                               6.05% due 11/01/2020 (a)                                         2,795

                    AAA      Aaa       5,350   New Jersey State Transit Corporation, COP, 6.50%
                                               due 10/01/2016 (c)                                               5,840

                    AAA      Aaa       6,500   New Jersey State Transportation Trust Fund Authority,
                                               Transportation System Revenue Bonds, Series A, 5% due
                                               6/15/2018 (c)                                                    6,195

                    AAA      Aaa       2,500   New Jersey State Turnpike Authority, Turnpike Revenue
                                               Refunding Bonds, Series A, 5.75% due 1/01/2019 (d)               2,572

                                               Ocean County, New Jersey, Utilities Authority,
                                               Wastewater Revenue Refunding Bonds, GO (h):
                    NR*      Aa1         500      5% due 1/01/2013                                                490
                    NR*      Aa1       1,340      5% due 1/01/2018                                              1,273

                                               Port Authority of New York and New Jersey,
                                               Consolidated Revenue Bonds:
                    AA-      A1        1,000      93rd Series, 6.125% due 6/01/2094                             1,074
                    AAA      Aaa       4,000      AMT, 97th Series, 6.65% due 1/15/2023 (b)                     4,234

                    AAA      Aaa       3,500   Port Authority of New York and New Jersey, Consolidated
                                               Revenue Refunding Bonds, AMT, 96th Series, 6.60%
                                               due 10/01/2023 (b)                                               3,704

                    NR*      Aaa       4,075   Port Authority of New York and New Jersey, Revenue
                                               Bonds, Trust Receipts, AMT, Class R, Series 10,
                                               7.02% due 1/15/2017 (c)(f)                                       4,334

                    A1+      VMIG1++   2,300   Port Authority of New York and New Jersey, Special
                                               Obligation Revenue Refunding Bonds (Versatile Structure
                                               Obligation), VRDN, Series 3, 4.55% due 6/01/2020 (g)             2,300

                    AAA      Aaa         898   Rancocas Valley, New Jersey, Regional High School
                                               District, GO, 5.30% due 2/01/2029 (b)                              871

                    AAA      Aaa       1,180   South Brunswick Township, New Jersey, Board of Education,
                                               GO, 6.40% due 8/01/2005 (b)(e)                                   1,272

                    AAA      Aaa       5,250   South Jersey Transportation Authority, New Jersey,
                                               Transportation System Revenue Refunding Bonds,
                                               5% due 11/01/2029 (a)                                            4,831

                                               Union County, New Jersey, Utilities Authority, Senior
                                               Lease Revenue Refunding Bonds (Ogden Martin System
                                               of Union), AMT, Series A (a):
                    AAA      Aaa       1,590      5.375% due 6/01/2017                                          1,568
                    AAA      Aaa       1,670      5.375% due 6/01/2018                                          1,637

                                               West Windsor-Plainsboro, New Jersey, Regional School
                                               District, GO, Refunding (b):
                    AAA      Aaa       2,500      4.75% due 9/15/2022                                           2,225
                    AAA      Aaa       2,500      4.75% due 9/15/2023                                           2,219

Puerto Rico--4.8%   AAA      Aaa       1,540   Puerto Rico Electric Power Authority, Power Revenue
                                               Bonds, Series HH, 5.25% due 7/01/2029 (c)                        1,495

                    NR*      Aa2       2,110   Puerto Rico Industrial Tourist Educational, Medical
                                               and Environmental Control Facilities Revenue Bonds
                                               (Ascension Health), RIB, Series 377, 7.69% due 11/15/2030 (f)    2,282
                    AAA      Aaa       5,000   Puerto Rico Public Buildings Authority Revenue Bonds
                                               (Government Facilities), Series B, 5% due 7/01/2027 (a)          4,701

                    Total Investments (Cost--$169,576)--99.1%                                                 174,356

                    Other Assets Less Liabilities--0.9%                                                         1,529
                                                                                                             --------
                    Net Assets--100.0%                                                                       $175,885
                                                                                                             ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(h)This issue will begin to accrue interest on December 28, 2000.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$169,575,629)                                   $174,355,613
                    Cash                                                                                          92,271
                    Receivables:
                      Interest                                                             $  2,863,855
                      Securities sold                                                           662,037        3,525,892
                                                                                           ------------
                    Prepaid expenses and other assets                                                             29,762
                                                                                                            ------------
                    Total assets                                                                             178,003,538
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,788,083
                      Dividends to shareholders                                                 148,652
                      Investment adviser                                                         71,700        2,008,435
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       109,968
                                                                                                            ------------
                    Total liabilities                                                                          2,118,403
                                                                                                            ------------

Net Assets:         Net assets                                                                              $175,885,135
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share
                      (2,240 shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 56,000,000
                      Common Stock, par value $.10 per share
                      (8,586,560 shares issued and outstanding)                            $    858,656
                    Paid-in capital in excess of par                                        120,317,344
                    Undistributed investment income--net                                        899,949
                    Accumulated realized capital losses on investments--net                 (4,928,343)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net                                       (2,042,455)
                    Unrealized appreciation on investments--net                               4,779,984
                                                                                           ------------
                    Total--Equivalent to $13.96 net asset value per
                    Common Stock (market price--$13.375)                                                     119,885,135
                                                                                                            ------------
                    Total capital                                                                           $175,885,135
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $ 10,105,578
Income:

Expenses:           Investment advisory fees                                               $    861,445
                    Commission fees                                                             144,726
                    Professional fees                                                            77,778
                    Accounting services                                                          60,853
                    Transfer agent fees                                                          40,824
                    Directors' fees and expenses                                                 33,594
                    Printing and shareholder reports                                             24,068
                    Listing fees                                                                 19,145
                    Custodian fees                                                               11,228
                    Pricing fees                                                                  9,181
                    Other                                                                        14,963
                                                                                           ------------
                    Total expenses                                                                             1,297,805
                                                                                                            ------------
                    Investment income--net                                                                     8,807,773
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (4,545,008)
Unrealized          Change in unrealized appreciation/depreciation
Gain (Loss) on      on investments--net                                                                        8,959,946
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 13,222,711
                                                                                                            ============

                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                         2000            1999
Operations:         Investment income--net                                                 $  8,807,773     $  9,163,902
                    Realized loss on investments--net                                       (4,545,008)        (197,745)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          8,959,946     (19,089,084)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          13,222,711     (10,122,927)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (6,937,082)      (7,530,812)
Shareholders:         Preferred Stock                                                       (2,163,459)      (1,603,974)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (1,849,703)
                      Preferred Stock                                                                --        (192,752)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (9,100,541)     (11,177,241)
                                                                                           ------------     ------------
Capital Stock       Value of shares issued to Common Stock shareholders
Transactions:       in reinvestment of dividends and distributions                                   --        1,484,734
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                   4,122,170     (19,815,434)
                    Beginning of year                                                       171,762,965      191,578,399
                                                                                           ------------     ------------
                    End of year*                                                           $175,885,135     $171,762,965
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $    899,949     $  1,192,717
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 2000        1999      1998      1997       1996
Per Share           Net asset value, beginning of year                $  13.48   $  15.96  $  15.49  $  15.10   $  15.12
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.03       1.07      1.11      1.13       1.12
                    Realized and unrealized gain (loss)
                    on investments--net                                    .51     (2.24)       .49       .38      (.03)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.54     (1.17)      1.60      1.51       1.09
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                             (.81)      (.88)     (.88)     (.91)      (.88)
                      Realized gain on investments--net                     --         --     (.02)        --         --
                      In excess of realized gain on investments--net        --      (.22)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                            (.81)     (1.10)     (.90)     (.91)      (.88)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                           (.25)      (.19)     (.20)     (.21)      (.23)
                        Realized gain on investments--net                   --         --     (.03)        --         --
                        In excess of realized gain on
                        investments--net                                    --      (.02)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity             (.25)      (.21)     (.23)     (.21)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.96   $  13.48  $  15.96  $  15.49   $  15.10
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 13.375   $ 12.625  $  16.75  $15.8125   $  14.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     12.80%   (18.97%)    12.13%    13.77%     10.93%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  10.27%    (9.20%)     9.07%     8.87%      6.09%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses**                                     1.11%      1.03%     1.03%     1.04%      1.04%
Average Net                                                           ========   ========  ========  ========   ========
Assets of           Total investment income--net**                       7.56%      7.07%     7.10%     7.43%      7.46%
Common Stock:                                                         ========   ========  ========  ========   ========
                    Amount of dividends to
                    Preferred Stock shareholders                         1.86%      1.24%     1.30%     1.37%      1.55%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to
                    Common Stock shareholders                            5.70%      5.83%     5.80%     6.06%      5.91%
                                                                      ========   ========  ========  ========   ========
Ratios Based on     Total expenses                                        .75%       .72%      .72%      .72%       .72%
Total Average Net                                                     ========   ========  ========  ========   ========
Assets:**++         Total investment income--net                         5.10%      4.94%     4.96%     5.12%      5.13%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock
Average Net         shareholders                                         3.85%      2.87%     3.06%     3.08%      3.44%
Assets of                                                             ========   ========  ========  ========   ========
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                        $119,885   $115,763  $135,578  $129,768   $124,948
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding,
                    end of year (in thousands)                        $ 56,000   $ 56,000  $ 56,000  $ 56,000   $ 56,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  50.65%     61.80%    46.23%    26.16%     37.08%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,141   $  3,067  $  3,421  $  3,317   $  3,231
                                                                      ========   ========  ========  ========   ========

Dividends Per       Investment income--net                            $    966   $    716  $    765  $    771   $    860
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock
Outstanding:



*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $85,518,950 and $89,644,690 respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments           $ (4,000,923)    $ 4,779,984
Financial futures contracts         (544,085)             --
                                 ------------    -----------
Total                           $ (4,545,008)    $ 4,779,984
                                 ============    ===========

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $4,125,483, of which $6,795,994 related to appreciated securities and $2,670,511 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $170,230,130.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2000 remained constant and during the year ended October 31, 1999 increased by 92,658 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2000 was 4.00%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $93,128 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $4,659,000, of which $173,000 expires in 2007 and $4,486,000 expires in 2008. This amount will be available to offset amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067100 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.


MuniYield New Jersey Insured Fund, Inc., October 31, 2000


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield New Jersey Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Insured Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Insured Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 5, 2000


QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    84.6%
AA/Aa                                       4.2
A/A                                         1.1
BBB/Baa                                     6.8
Other ++                                    2.4

++Temporary investments in short-term municipal securities.


IMPORTANT TAX INFORMATION (unaudited)



All of the net investment income distributions paid by MuniYield New Jersey Insured Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MJI